EXHIBIT 10-D.5
                                                               [CONFORMED COPY]



                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         AGREEMENT  dated as of July 6, 1999  among each  institution  listed on
Schedule 1 hereto under the heading "Assignor" (each, an "Assignor"), each institution listed on Schedule 1 hereto under the heading "Assignee" (each, an "Assignee"), U S WEST, Inc. (the "Company") and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agent").

                               W I T N E S S E T H

         WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the 364-Day Credit Agreement dated as of June 11, 1999 among the Company, the Borrower named therein, the Assignors, as Banks, and the Agent (the "Credit Agreement");

         WHEREAS, as provided under the Credit Agreement, each Assignor has a Commitment to make Loans to the Borrower;

         WHEREAS, there are no Loans outstanding under the Credit Agreement at the date hereof; and

         WHEREAS, each Assignor proposes to assign to each Assignee a ratable portion all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder (the "Assigned Amount") such that, after giving effect to such assignments, the Commitment of each Assignor shall be the amount set forth on Schedule 1 hereto opposite such Assignor's name under the heading "Commitment", and each Assignee proposes to accept such assignment from each Assignor and assume the corresponding obligations of such Assignor on such terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         SECTION 2. Assignment. Each Assignor hereby assigns and sells to each Assignee a ratable portion of such Assignor's Assigned Amount (and all of the rights of such Assignor under the Credit Agreement with respect thereto and to the extent thereof), and each Assignee hereby accepts such assignment from each Assignor and assumes all of the obligations of each Assignor under the Credit Agreement to the extent of the portion of such Assignor's Assigned Amount so assigned to such Assignee. Upon the execution and delivery hereof by each Assignor, each Assignee, the Company and the Agent, (i) each Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the amount set forth on Schedule 1 hereto opposite such Assignee's name under the heading "Commitment", and (ii) each Assignor shall, as of the date hereof, have a Commitment in an amount equal to the amount set forth on Schedule 1 hereto opposite such Assignor's name under the heading "Commitment". The assignments provided for herein shall be without recourse to any Assignor.

         SECTION 3. Fees. Facility fees accrued to the date hereof with respect to the Assigned Amount of each Assignor are for the account of such Assignor and such fees accruing from and including the date hereof with respect to the portion of the Assigned Amount of each Assignor assigned to each Assignee in accordance with Section 2 are for the account of such Assignee. Each Assignor and Assignee hereby agrees to that if it receives any amount under the Credit Agreement which is for the account of another party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         SECTION 4. Consent of the Company and the Agent. This Agreement is conditioned upon the consent of the Company and the Agent pursuant to Section 10.06(c) of the Credit Agreement. The execution of this Agreement by the Company and the Agent is evidence of this consent. Pursuant to Section 10.06(c), the Company agrees to cause the Borrower to execute and deliver a Note payable to the order of each Assignee to evidence the assignment and assumption provided for herein.

         SECTION 5. Non-Reliance on Assignors. No Assignor makes any representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company or the Borrower, or the validity and enforceability of the obligations of the Company or the Borrower in respect of the Credit Agreement or any Note. Each Assignee acknowledges that it has, independently and without reliance on any Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company and the Borrower.

         SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                ASSIGNORS

                                MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK


                                By /s/ Robert Bottamedi
                                   Title: Vice President



                                BANK OF AMERICA NATIONAL
                                  TRUST AND SAVINGS ASSOCIATION


                                By /s/ Douglas T. Meckelnburg
                                Title: Vice President



                                THE CHASE MANHATTAN BANK


                                By /s/ Edmond DeForest
                                Title: Vice President


                                CITIBANK, N.A.


                                By /s/ Maureen Maroney
                                Title: Vice President

                                ABN AMRO BANK N.V.


                                By /s/ Joanna Riopelle
                                   Title: Senior Vice President


                                By /s/ Sang W. Lee
                                   Title: Assistant Vice President


                                THE BANK OF NEW YORK


                                By /s/ James Whitaker
                                   Title: Vice President


                                COMMERZBANK AG LOS ANGELES
                                AND GRAND CAYMAN BRANCHES


                                By /s/ Christian Jagenberg
                                   Title: Senior Vice President
                                          and Manager


                                By /s/ Steven F. Larsen
                                   Title: Vice President


                                THE FIRST NATIONAL BANK OF
                                CHICAGO


                                By /s/ Lori J. Thomas
                                   Title: Vice President


                                MELLON BANK, N.A.


                                By /s/ Henry S. Beukema
                                   Title: Assistant Vice President

                                ASSIGNEES

                                BAYERISCHE LANDESBANK
                                   GIROZENTRALE CAYMAN
                                   ISLANDS BRANCH


                                By /s/ Peter Obermann
                                   Title: Senior Vice President



                                By /s/ James H. Boyle
                                   Title: Vice President


                                BANQUE NATIONALE DE PARIS


                                By /s/ Clive Bettles
                                   Title: Senior Vice President
                                          & Manager



                                By /s/ Mitchell M. Ozawa
                                   Title: Vice President



                                FLEET NATIONAL BANK


                                By /s/ Sue Anderson
                                   Title: Vice President



                                HSBC BANK USA


                                By /s/ Steve Trepiccione
                                   Title: Vice President
                                             Officer # 9435

                                THE INDUSTRIAL BANK OF JAPAN, LTD.


                                By /s/ Mike Oakes
                                   Title: Senior Vice President,
                                            Houston Office


                                KBC BANK N.V.


                                By /s/ Robert Snauffer
                                   Title: First Vice President



                                By /s/ Michael V. Curran
                                   Title: Vice President



                                ROYAL BANK OF CANADA


                                By /s/ Stephanie Babich
                                   Title: Senior Manager



                                THE ROYAL BANK OF SCOTLAND PLC


                                By /s/ K. C. Barclay
                                   Title: Head of Media and
                                          Telecommunications


                                THE SANWA BANK, LIMITED


                                By /s/ Kenneth C. Eichwald
                                   Title: First Vice President
                                    and Assistant General Manager

                                TORONTO DOMINION (TEXAS), INC.


                                By /s/ Anne C. Favoriti
                                   Title: Vice President



                                WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION


                                By /s/ Donald A. Hartmann
                                   Title: Senior Vice President


                                By /s/ Catherine M. Wallace
                                   Title: Vice President



                                WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE, NEW YORK BRANCH


                                By /s/ Lisa Walker
                                   Title: Vice President


                                By /s/ Barry Wadler
                                   Title: Associate



                                ARAB BANK PLC


                                By /s/ Nofal S. Barbar
                                   Title: EVP & Regional Manager

                                THE BANK OF TOKYO-MITSUBISHI
                                TRUST COMPANY


                                By /s/ Hidekazu Kojima
                                   Title: Vice President



                                BW CAPITAL MARKETS, INC.


                                By /s/ Thomas A. Lowe
                                   Title: Vice President


                                By /s/ Robert B. Herber
                                   Title: Managing Director


                                KEYBANK NATIONAL ASSOCIATION


                                By /s/ Mary K. Young
                                   Title: Assistant Vice President


                                BANK HAPOALIM B.M.


                                By /s/ Shaun Breidbart
                                   Title: Vice President


                                By /s/ Conrad Wagner
                                   Title: First Vice President


                                ARAB BANKING CORPORATION B.S.C.


                                By /s/ Richard B. Whelan
                                   Title: Chief Representative

                                CARIPLO-CASSA DI RISPARMIO
                                   DELLE PROVINCIE LOMBARDE S.P.A.

                                By /s/ Maria Elena Greene
                                   Title: Assistant Vice President


                                By /s/ Giancarlo Baiocchi
                                   Title: Assistant Vice President


                                FIRST NATIONAL BANK OF OMAHA


                                By /s/ James P. Bonham
                                   Title: Vice President

                                U S WEST, INC.


                                By /s/ Sean P. Foley
                                   Title: Vice President - Treasurer


                                MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK, as
                                   Administrative Agent


                                By /s/ Robert Bottamedi
                                   Title: Vice President

                                   SCHEDULE 1

Assignors:                                                           Commitment
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Morgan Guaranty Trust Company of New York          $65,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Bank of America National Trust and Savings         $65,000,000
Association
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

The Chase Manhattan Bank                           $65,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Citibank, N.A.                                     $65,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

ABN AMRO Bank N.V.                                 $57,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

The Bank of New York                               $57,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Commerzbank AG Los Angeles and Grand Cayman        $57,000,000
Branches
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

The First National Bank of Chicago                 $57,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Mellon Bank, N.A.                                  $57,000,000
-------------------------------------------------- -----------------------------------------------


Assignees:                                                           Commitment
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Bayerische Landesbank Girozentrale Cayman          $55,000,000
Islands Branch
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Banque Nationale De Paris                          $55,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Fleet National Bank                                $55,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

HSBC Bank USA                                      $55,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

The Industrial Bank of Japan, Ltd.                 $55,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

KBC Bank N.V.                                      $55,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Royal Bank of Canada                               $55,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

The Royal Bank of Scotland PLC                     $55,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

The Sanwa Bank, Limited                            $55,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Toronto Dominion (Texas), Inc.                     $55,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Wells Fargo Bank, National Association             $55,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Westdeutsche Landesbank Girozentrale, New York     $55,000,000
Branch
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Arab Bank Plc                                      $45,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

The Bank of Tokyo-Mitsubishi Trust Company         $45,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

BW Capital Markets, Inc.                           $45,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

KeyBank National Association                       $45,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Bank Hapoalim B.M.                                 $40,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Arab Banking Corporation B.S.C.                    $25,000,000
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

Cariplo-Cassa di Risparmio Delle Provincie         $25,000,000
Lombarde S.p.A.
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

First National Bank of Omaha                       $25,000,000
-------------------------------------------------- -----------------------------------------------
